UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_____________________

FORM 8-K
_____________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
November 17, 2011 (November 14, 2011)

NORFOLK SOUTHERN CORPORATION
 (Exact Name of Registrant as Specified in its Charter)

Virginia	1-8339	52-1188014
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Three Commercial Place Norfolk, Virginia 23510-9241 (Address of principal executive offices)	(757) 629-2680 (Registrant’s telephone number, including area code)

No Change
 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01        Entry into a Material Definitive Agreement

See description under Item 2.03.

Item 2.03        Creation of a Direct Financial Obligation of a Registrant

On November 17, 2011, the Registrant completed its offering of $500,000,000 aggregate principal amount of its 3.250% Senior Notes due 2021 (the “2021 Notes”) and $100,000,000 aggregate principal amount of its 6.000% Senior Notes due 2111 (the “2111 Notes” and, together with the 2021 Notes, the “Notes”) pursuant to an Underwriting Agreement, dated as of November 14, 2011 (the “Agreement”), by and among the Registrant and Citigroup Global Markets Inc., Goldman, Sachs & Co. and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein.  The Notes were sold pursuant to the Registrant’s Automatic Shelf Registration Statement on Form S-3 (File No. 333-158240).  The Agreement is filed herewith as Exhibit 1.1.

2021 Notes

The 2021 Notes were issued pursuant to an Indenture, dated as of June 1, 2009 (the “Base Indenture”), as amended and supplemented by a third supplemental indenture, dated as of September 14, 2011 (the “Third Supplemental Indenture”), and as further supplemented by a fourth supplemental indenture, dated as of November 17, 2011 (the “Fourth Supplemental Indenture” and, together with the Base Indenture and the Third Supplemental Indenture, the “2021 Notes Indenture”), each between the Registrant and U.S. Bank Trust National Association, as trustee. The 2021 Notes will pay interest semi-annually in arrears at a rate of 3.250% per annum.

The 2021 Notes may be redeemed in whole at any time or in part from time to time, at the Registrant’s option, as described below.

If the 2021 Notes are redeemed prior to the date that is three months prior to their maturity date, the redemption price for the 2021 Notes to be redeemed will equal the greater of (i) 100% of their principal amount or (ii) the sum of the present values of the remaining scheduled payments of principal and interest on the 2021 Notes to be redeemed (exclusive of interest accrued to the date of redemption), discounted to the redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at a specified rate, plus accrued and unpaid interest thereon to the redemption date.

If the 2021 Notes are redeemed on or after the date that is three months prior to their maturity date, the redemption price for the 2021 Notes to be redeemed will equal 100% of the principal amount of such 2021 Notes, plus accrued interest to the redemption date.

The 2021 Notes Indenture contains negative covenants and events of default that are consistent with the provisions of the Registrant’s existing indentures.

2111 Notes

The 2111 Notes were issued pursuant to the Base Indenture, as amended and supplemented by a second supplemental indenture, dated as of May 23, 2011, and the Third Supplemental Indenture, and as further supplemented by the Fourth Supplemental Indenture (collectively, the “2111 Notes Indenture”), each between the Registrant and U.S. Bank Trust National Association, as trustee.  The 2111 Notes will pay interest semi-annually in arrears from May 23, 2011, at a rate of 6.000% per annum. On May 23, 2011 and September 14, 2011, the Registrant issued $400,000,000 principal amount and $4,492,000 principal amount, respectively, of its 6.000% Senior Notes due 2111 (the “Prior 2111 Notes”). The 2111 Notes offered pursuant to the Fourth Supplemental Indenture have the same terms as, rank equally with and form a single series of debt securities with the Prior 2111 Notes.

The 2111 Notes may be redeemed in whole at any time or in part from time to time, at the Registrant’s option, at a redemption price equal to the greater of (i) 100% of their principal amount and (ii) the sum of the present values of the remaining scheduled payments of principal and interest thereon (exclusive of interest accrued to the date of redemption) discounted to the redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at a specified rate, plus in each case accrued and unpaid interest thereon to the redemption date.

The 2111 Notes Indenture contains negative covenants and events of default that are consistent with the provisions of the Registrant’s existing indentures.

The Fourth Supplemental Indenture is filed herewith as Exhibit 4.1, and the descriptions of the 2021 Notes Indenture and the 2111 Notes Indenture contained herein are qualified by reference thereto.

Item 9.01.  Financial Statements and Exhibits

(d) Exhibits

The following exhibits are filed as part of this Current Report on Form 8-K:

Exhibit No.	Description
1.1	Underwriting Agreement, dated as of November 14, 2011
4.1	Fourth Supplemental Indenture, dated as of November 17, 2011, between the Registrant and U.S. Bank Trust National Association, as Trustee
5.1	Opinion Letter of William A. Galanko, Vice President – Law of the Registrant regarding the validity of the Notes
5.2	Opinion Letter of Skadden, Arps, Slate, Meagher & Flom LLP regarding the validity of the Notes
23.1	Consent of William A. Galanko (included in Exhibit 5.1)
23.2	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included in Exhibit 5.2)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NORFOLK SOUTHERN CORPORATION
(Registrant)

By:	/s/ Howard D. McFadden
Name: Howard D. McFadden
Title: Corporate Secretary

Date:  November 17, 2011

EXHIBIT INDEX

Exhibit No.	Description
1.1	Underwriting Agreement, dated as of November 14, 2011
4.1	Fourth Supplemental Indenture, dated as of November 17, 2011, between the Registrant and U.S. Bank Trust National Association, as Trustee
5.1	Opinion Letter of William A. Galanko, Vice President – Law of the Registrant regarding the validity of the Notes
5.2	Opinion Letter of Skadden, Arps, Slate, Meagher & Flom LLP regarding the validity of the Notes
23.1	Consent of William A. Galanko (included in Exhibit 5.1)
23.2	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included in Exhibit 5.2)